UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2008

Newpark Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2700 Research Forest Drive, Suite 100, The Woodlands, Texas		77381
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-362-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 10, 2008, the Registrant announced in a press release that it has formally signed the Lot B contract with Petrobras to provide drilling fluids and services for a deepwater offshore project off the coast of Brazil. The contract is valued at approximately 350 million Brazilian Rais, or approximately $144 million at current exchange rates. Newpark expects to begin generating the revenue in early 2009.

Item 9.01 Financial Statements and Exhibits.

99.1 - Press Release dated December 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newpark Resources, Inc.

December 12, 2008	By:	/s/ Paul L. Howes

Name: Paul L. Howes
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 10, 2008.